                                                                   EXHIBIT 4.2.6


                          J. B. POINDEXTER & CO., INC.

                                    As Issuer


                      THE BANK OF NEW YORK, as Successor to

                     UNITED STATES TRUST COMPANY OF NEW YORK

                                   As Trustee


                     THE SUBSIDIARY GUARANTORS NAMED HEREIN

                                  As Guarantors




                          SIXTH SUPPLEMENTAL INDENTURE

                          DATED AS OF FEBRUARY __, 2003




                          12 1/2% SENIOR NOTES DUE 2004

         SIXTH SUPPLEMENTAL INDENTURE, dated as of February __, 2003, (herein called this "Supplemental Indenture") among J.B. POINDEXTER & CO., INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 1100 Louisiana Street, Suite 5400, Houston, Texas 77002, each of MORGAN TRAILER MFG. CO., a New Jersey corporation ("Morgan"), TRUCK ACCESSORIES GROUP, INC., FORMERLY KNOWN AS LEER, INC., a Delaware corporation ("TAG"), LOWY GROUP, INC., a Delaware corporation ("Lowy"), EFP CORPORATION, a Delaware corporation ("EFP"), MAGNETIC INSTRUMENTS CORP., a Delaware corporation ("MIC"), RAIDER INDUSTRIES, INC., a Saskatchewan corporation ("Raider"), SWK HOLDINGS, INC., FORMERLY KNOWN AS KWS MANUFACTURING COMPANY, INC., a Texas corporation ("SWK"), UNIVERSAL BRIXIUS, INC., a Wisconsin corporation ("Brixius"), MORGAN TRAILER FINANCIAL CORPORATION, a Nevada corporation ("MTFC"), and MORGAN TRAILER FINANCIAL MANAGEMENT, L.P., a Texas limited partnership ("MTFMLP") and THE BANK OF NEW YORK, as successor to UNITED STATES TRUST COMPANY OF NEW YORK, a New York banking corporation, having its principal corporate trust office at 101 Barclay Street, New York, New York 10286, as Trustee (herein called the "Trustee")

                                  R E C I T A L

         WHEREAS, the Company, Morgan, TAG, Lowy, EFP, MIC, Raider, SWK, Brixius, MTFC, MTFMLP and the Trustee are parties to that certain Indenture, dated as of May 23, 1994, as amended by the First Supplemental Indenture dated as of May 11, 1995, by the Second Supplemental Indenture dated as of June 26, 1995, by the Third Supplemental Indenture dated as of March 8, 2000, by the Fourth Supplemental Indenture dated March 17, 2000 and by the Fifth Supplemental Indenture dated September 29, 2000 (the "Indenture"), governing the Company's
12 1/2% Senior Notes due 2004 (the "Securities") issued thereunder;

         WHEREAS, Section 901(5) of the Indenture provides that, without the consent of any Holders, the Company, when authorized by a Board Resolution, the Subsidiary Guarantors, when authorized by resolutions of their respective boards of directors (certified copies of which shall be furnished to the Trustee) and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental to the Indenture, in form satisfactory to the Trustee, to cure any ambiguity, to correct or supplement any provision of the Indenture which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under the Indenture which shall not be inconsistent with the provisions of the Indenture, provided such action pursuant to Section 901(5) shall not adversely affect the interests of the Holders in any material respect;

         WHEREAS, the Company and the Subsidiary Guarantors pursuant to the foregoing authority, propose in and by this Supplemental Indenture to amend and supplement the Indenture as provided in this Supplemental Indenture, and requests the Trustee to enter into this Supplemental Indenture; and

         WHEREAS, all things necessary to make this Supplemental Indenture a valid agreement of the Company, the Subsidiary Guarantors and the Trustee and a valid amendment of and supplement to the Indenture have been done;

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         NOW, THEREFORE, for and in consideration of the premises, it is mutually covenanted and agreed for the equal and proportionate benefit of all Holders of the Securities:

                                   ARTICLE ONE

                             DEFINITIONS; AMENDMENT

         SECTION 1.1 Definitions. All terms used in this Supplemental Indenture which are not defined in this Supplemental Indenture and which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         SECTION 1.2 Amendment. Section 1012(15) currently reads as follows:

         "(15) Liens (other than Liens referred to in the foregoing Clauses (1) to (14) above) if the total amount of the Debt secured by such other Liens (together with the amount of Debt to be secured by Liens pursuant to this Clause (15)) does not exceed 10% of Consolidated Tangible Assets of the Company."

and shall hereby be amended to read as follows:

         "(15) Liens (other than Liens referred to in the foregoing Clauses (1) to (14) above) if the total amount of the Debt secured by such Liens (together with the amount of other Debt to be secured by Liens pursuant to this Clause (15)) does not exceed 10% of Consolidated Tangible Assets of the Company."

                                   ARTICLE TWO

                                  MISCELLANEOUS

         SECTION 2.1 Incorporation of Supplemental Indenture. All provisions of this Supplemental Indenture shall be deemed to be incorporated in, and made a part of, the Indenture, and the Indenture, as supplemented and amended by this Supplemental Indenture, shall be read, taken and construed as one and the same instrument.

         SECTION 2.2 Headings. The Article and Section headings of this Supplemental Indenture are for convenience only and shall not affect the construction hereof.

         SECTION 2.3 Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 2.4 Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be part of and govern this Supplemental Indenture, the latter provision shall control. If any provision of this Supplemental Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Supplemental Indenture as so modified or to be excluded, as the case may be.

         SECTION 2.5 Successors and Assigns. All covenants and agreements in this Supplemental Indenture by the Company or any Subsidiary Guarantor shall bind its respective successors and assigns, whether so expressed or not.

         SECTION 2.6 Separability Clause. In case any provisions in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 2.7 Benefits of Supplemental Indenture. Nothing in this Supplemental Indenture, express or implied, shall give to any Person, other than the parties hereto, and their successors hereunder and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Supplemental Indenture.

         SECTION 2.8 GOVERNING LAW. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the parties have caused this Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunder affixed and attested, all as of the date and year first above written.



Attest:                                     J. B. POINDEXTER & CO., INC.

                                            By:
------------------------------------            --------------------------------
                                            Name:   R.S. Whatley
                                            Title:  V.P.


Attest:                                     MORGAN TRAILER MFG. CO.

                                            By:
------------------------------------            --------------------------------
                                            Name:   R.S. Whatley
                                            Title:  V.P.


Attest:                                     TRUCK ACCESSORIES GROUP, INC.

                                            By:
------------------------------------            --------------------------------
                                            Name:   R.S. Whatley
                                            Title:  V.P.


Attest:                                     EFP CORPORATION

                                            By:
------------------------------------            --------------------------------
                                            Name:   R.S. Whatley
                                            Title:  V.P.


Attest:                                     MAGNETIC INSTRUMENTS CORP.

                                            By:
------------------------------------            --------------------------------
                                            Name:   R.S. Whatley
                                            Title:  V.P.

Attest:                                     LOWY GROUP, INC.

                                            By:
------------------------------------            --------------------------------
                                            Name:   R.S. Whatley
                                            Title:  V.P.


Attest:                                     RAIDER INDUSTRIES, INC.
                                            a Saskatchewan corporation

                                            By:
------------------------------------            --------------------------------
                                            Name:   R.S. Whatley
                                            Title:  V.P.


Attest:                                     SWK HOLDINGS, INC.

                                            By:
------------------------------------            --------------------------------
                                            Name:   R.S. Whatley
                                            Title:  V.P.


Attest:                                     UNIVERSAL BRIXIUS, INC.

                                            By:
------------------------------------            --------------------------------
                                            Name:   R.S. Whatley
                                            Title:  V.P.


Attest:                                     MORGAN TRAILER FINANCIAL CORPORATION

                                            By:
------------------------------------            --------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

Attest:                                     MORGAN TRAILER FINANCIAL
                                            MANAGEMENT, L.P.

                                            By: MORGAN TRAILER MFG. CO.,
                                                ITS GENERAL PARTNER

                                            By:
------------------------------------            --------------------------------
                                            Name:   R.S. Whatley
                                            Title:  V.P.

Attest:                                     THE BANK OF NEW YORK

                                            By:
------------------------------------            --------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

STATE OF TEXAS        }
                      }     SS.
COUNTY OF HARRIS      }

         On the _________ day of February 2003, before me personally came _____________, to me known, who, being by me duly sworn, did depose and say that he is ____________ of J. B. Poindexter & Co., Inc., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.




                                           -------------------------------------
                                           Notary Public




STATE OF TEXAS        }
                      }     SS.
COUNTY OF HARRIS      }

         On the _________ day of February 2003, before me personally came _____________, to me known, who, being by me duly sworn, did depose and say that he is _____________ of Morgan Trailer Mfg. Co., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.





                                           -------------------------------------
                                           Notary Public

STATE OF TEXAS        }
                      }     SS.
COUNTY OF HARRIS      }

         On the _________ day of February 2003, before me personally came _____________, to me known, who, being by me duly sworn, did depose and say that he is _____________ of Truck Accessories Group, Inc., formerly known as Leer Inc., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.




                                           -------------------------------------
                                           Notary Public



STATE OF TEXAS        }
                      }     SS.
COUNTY OF HARRIS      }

         On the _________ day of February 2003, before me personally came _____________, to me known, who, being by me duly sworn, did depose and say that he is _____________ of Lowy Group, Inc., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.




                                           -------------------------------------
                                           Notary Public

STATE OF TEXAS        }
                      }     SS.
COUNTY OF HARRIS      }

         On the ________ day of February 2003, before me personally came _____________, to me known, who, being by me duly sworn, did depose and say that he is _____________ of EFP Corporation, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.




                                           -------------------------------------
                                           Notary Public



STATE OF TEXAS        }
                      }     SS.
COUNTY OF HARRIS      }

         On the ________ day of February 2003, before me personally came _____________, to me known, who, being by me duly sworn, did depose and say that he is _____________ of Magnetic Instruments Corp., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.




                                           -------------------------------------
                                           Notary Public

STATE OF TEXAS        }
                      }     SS.
COUNTY OF HARRIS      }

         On the ________ day of February 2003, before me personally came _____________, to me known, who, being by me duly sworn, did depose and say that he is _____________ of SWK Holdings, Inc., formerly known as KWS Manufacturing Company, Inc., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.




                                           -------------------------------------
                                           Notary Public




STATE OF TEXAS        }
                      }     SS.
COUNTY OF HARRIS      }

         On the ________ day of February 2003, before me personally came ____________, to me known, who, being by me duly sworn, did depose and say that he is ____________ of Raider Industries Inc., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and he signed his name thereto by like authority.




                                           -------------------------------------
                                           Notary Public

STATE OF TEXAS        }
                      }     SS.
COUNTY OF HARRIS      }

         On the ________ day of February 2003, before me personally came ____________, to me known, who, being by me duly sworn, did depose and say that he is ____________ of Universal Brixius, Inc., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and he signed his name thereto by like authority.




                                           -------------------------------------
                                           Notary Public


STATE OF TEXAS        }
                      }     SS.
COUNTY OF HARRIS      }

         On the ________ day of February 2003, before me personally came ____________, to me known, who, being by me duly sworn, did depose and say that he is ____________ of Morgan Trailer Mfg. Co., a New Jersey corporation and the general partner of Morgan Trailer Financial Management, L.P., one of the legal entities described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and he signed his name thereto by like authority.




                                           -------------------------------------
                                           Notary Public

STATE OF OREGON       }
                      }     SS.
COUNTY OF CLACKAMAS   }

         On the ________ day of February 2003, before me personally came ____________, to me known, who, being by me duly sworn, did depose and say that he is ____________ of Morgan Trailer Financial Management Corporation, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and he signed his name thereto by like authority.





                                           -------------------------------------
                                           Notary Public

STATE OF NEW YORK     }
                      }     SS.
COUNTY OF NEW YORK    }

         On the ________ day of February 2003, before me personally came _______________ to me known, who, being by me duly sworn, did depose and say that [he - she] is _____________________ of The Bank of New York, one of the corporations described in and which executed the foregoing instrument; that [he - she] knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that [he-she] signed his name thereto by like authority.





                                           -------------------------------------
                                           Notary Public